Supplement dated October 21, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013 as amended and restated June 11, 2014 and September 10, 2014

(as supplemented on September 12, 2014, October 1, 2014, and October 8, 2014)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

APPENDIX C
Delete Appendix C and replace with the following:
Appendix C
The following persons served on the Board of Governors of the Investment Company Institute during the last two most recently completed calendar years, during which time Karen (“Karrie”) McMillan served as an officer (General Counsel) of ICI:

Investment Adviser or Principal Underwriter/Control Person	Name of Officer	Company	Office Held at Company	Period of Service on ICI Board*
BlackRock Financial Management, Inc.	Paul L. Audet	BlackRock, Inc.	Senior Managing Director and Head of U.S. Mutual Funds	2012-present
Jennison Associates LLC	Judy Rice	Prudential Mutual Funds	Chairman	2003-2012
Jennison Associates LLC	Stuart S. Parker	Prudential Investments	President	2012-present
Loomis, Sayles & Company, L.P.	John T. Hailer	Natixis Global Asset Management, L.P.	President and CEO, U.S. and Asia	2009-present
Mellon Capital Management	Jonathan Baum	Bank of New York Mellon / Dreyfus Corporation	Chairman and CEO	2009-2013
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Ralph C. Eucher	Principal Financial Group	Executive Vice President	2004-2012
PMC and affiliated sub-advisers identified as members of the Principal Financial Group in “Investment Advisory and Other Services”	Nora M. Everett	Principal Funds, Inc.	President and CEO	2012-present
Symphony Asset Management LLC	Thomas S. Schreier Jr.	Nuveen Investments	Vice Chairman, Wealth Management	2007-present
*As of December 31, 2013